FILER:

     COMPANY DATA:
          COMPANY CONFORMED NAME:
               CADRE INSTITUTIONAL INVESTORS TRUST
          CENTRAL INDEX KEY:               0000947562
          STANDARD INDUSTRIAL CLASSIFICATION:      []
          STATE OF INCORPORATION:               DE
          FISCAL YEAR END:               1231

     FILING VALUES:
          FORM TYPE:        DEFS14A
          SEC ACT:          1934 Act
          SEC FILE NUMBER:  811-09064
          FILM NUMBER:      97518284

     BUSINESS ADDRESS:
          STREET 1:         905 MARCONI AVE
          CITY:             RONKONKOMA
          STATE:            NY
          ZIP:              11779-7255
          BUSINESS PHONE:   5164670200

          MAIL ADDRESS:
          STREET 1:         C/O CADRE FINANCIAL SERVICES, INC.
          STREET 2:         905 MARCONI AVENUE
          CITY:             RONKONKOMA
          STATE:            NY
          ZIP:              11779-7255
</SEC-HEADER>




SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[    ]   Preliminary Proxy Statement
[    ]   Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ X  ]   Definitive Proxy Statement
[    ]   Definitive Additional Materials
[    ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

CADRE INSTITUTIONAL INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)

WILLIAM M. SULLIVAN, ESQ.
SECRETARY
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

1)     Title of each class of securities to which transactions applies:

2)     Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)     Proposed maximum aggregate value of transaction:

5)     Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:

2)     Form, Schedule or Registration Statement No.:

3)     Filing Party:

4)     Date Filed:


                          SCHULTE ROTH & ZABEL LLP
                               900 THIRD AVENUE
                          NEW YORK, NEW YORK  10022





November 10, 1997

VIA EDGAR
_________

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Attention:  1934 Act Filings
            ________________

            Re:   Cadre Institutional Investors Trust
                  Definitive Proxy Statement Materials
                  _____________________________________

Ladies and Gentlemen:

            Transmitted for filing pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended, is a definitive proxy statement and related materials to be used in connection with the solicitation of proxies for the shareholders of Cadre Institutional Investors Trust.

            Please call the undersigned at (212) 756-2448, or Kenneth S. Gerstein at (212) 756-2533 if you have any questions or comments.

                                            Very truly yours,

                                            /s/ John L. Sullivan

                                            John L. Sullivan

cc:  William Sullivan



                       CADRE INSTITUTIONAL INVESTORS TRUST
                              LIQUID ASSET FUND

                PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST FOR A SPECIAL MEETING OF SHAREHOLDERS
                              NOVEMBER 21, 1997

     The undersigned hereby appoints William T. Sullivan, Jr. and William M. Sullivan, jointly and severally, as Proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated below, all shares held of record by the undersigned on October 31, 1997 at the Meeting of Shareholders of Cadre Institutional Investors Trust (the "Trust") to be held November 21, 1997 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.

The Board of Trustees Recommends a Vote "FOR" each of the Proposals.

1.     Election of Trustees of the Trust.     FOR all nominees     WITHHOLD
                                               listed below        AUTHORITY
                                                  [   ]              [   ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

          William T. Sullivan, Jr.
          C. Roderick O'Neil
          Donald W. Green
          Russell E. Galipo
          William J. Reynolds

2. In their discretion upon such other business as may properly be brought before the meeting.

If this proxy is properly executed and returned, the shares represented hereby will be voted in the manner directed herein. If not otherwise specified, this proxy will be voted to elect each of the persons nominated as Trustees.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

__________________________
Name of Shareholder

__________________________
Authorized Signature
Title:

__________________________
Authorized Signature
Title:

Date:_____________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.




                        INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:


Registration                              Valid Signature
____________                              _______________
Corporate Accounts or Government Accounts
(1)     ABC Corp                         ABC Corp.
(2)     ABC Corp                         John Doe, Treasurer
(3)     ABC Corp.
        c/o John Doe, Treasurer          John Doe
(4)     ABC Corp., Profit Sharing Plan   John Doe, Trustee



                          CADRE INSTITUTIONAL INVESTORS TRUST
                                 905 Marconi Avenue
                             Ronkonkoma, New York 11779-7255



November 4, 1997



Dear Shareholder:

On behalf of the Board of Trustees, it is my pleasure to invite you to attend the Special Meeting of Shareholders of Cadre Institutional Investors Trust. The meeting will be held on Friday, November 21, 1997 at 10:00 a.m. at the offices of Ambac Financial Group, Inc., One State Street Plaza, 17th Floor, New York, New York 10004.

The business to be conducted at the meeting is outlined in the attached Notice of Special Meeting and Proxy Statement.

It is important that your shares be represented at the meeting. Please complete and return the enclosed proxy card in the postage-paid envelope provided whether or not you expect to attend the meeting. If you attend the meeting and wish to vote in person, you make revoke your proxy at that time.

We look forward to seeing you on November 21, 1997.


William T. Sullivan, Jr.
Chairman



                        Cadre Institutional Investors Trust
                               905 Marconi Avenue,
                         Ronkonkoma,  New York  11779-7255
                                 1-800-221-4524
                                  _____________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on November 21, 1997
                                  _____________


To the Shareholders of Liquid Asset Fund

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Cadre Institutional Investors Trust (the "Trust") will be held at the offices of Ambac Financial Group, Inc., One State Street Plaza, 17th Floor, New York, New York, 10004, on Friday, November 21, 1997, at 10:00 a.m. Eastern time, for the following purposes:

     1. To consider and act upon the election of five (5) members of the Board of Trustees of the Trust to serve until their successors are elected and qualified;

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on October 31, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Board of Trustees


William M. Sullivan, Esq.
Secretary

November 10, 1997




IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



                         Cadre Institutional Investors Trust
                                905 Marconi Avenue
                          Ronkonkoma, New York  11779-7255
                                  1-800-221-4524

                           SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on November 21, 1997

                                  PROXY STATEMENT

                                      GENERAL

     This Proxy Statement (the "Proxy") is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of Cadre Institutional Investors Trust (the "Trust") for use at a Special Meeting of Shareholders of the Trust to be held on Friday, November 21, 1997, at 10:00 a.m. Eastern time, at the offices of Ambac Financial Group, Inc., One State Street, 17th Floor, New York, New York, and at any adjournments thereof (collectively, the "Meeting") for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of the Trust's investment adviser, Cadre Financial Services, Inc. ("CFS"), and the Trust's administrator, or other representatives of the Trust may solicit proxies by telephone, telegraph or in person. Any costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Trust. The Trust's most recent annual report to shareholders and most recent semi-annual report to shareholders are available upon request, without charge, by writing the Trust at 905 Marconi Avenue, Ronkonkoma, New York 11779-7255, or calling the Trust at 1-800-221-4524.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the proxy will be voted FOR the election of the nominees as Trustees, and FOR any other matters deemed appropriate. Any shareholder who has been given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies.
A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes have been received. Any adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR Proposal 1

Page 1 of 8
in favor of such an adjournment and will vote those proxies required to be voted AGAINST Proposal 1 against any such adjournment. Under the By-Laws of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of 40% or more of the outstanding shares entitled to vote at the Meeting.

     The close of business on October 31, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     Each share (and fractional share) is entitled to the number of votes which equals the net asset value of such share (or fraction thereof). On the record date there were 138,660,822 shares of the Trust outstanding, representing interests in the Liquid Asset Fund (the "Fund"), which is presently the sole portfolio of the Trust.

     The principal executive offices of the Trust are located at 905 Marconi Avenue, Ronkonkoma, New York, 11779. This Proxy Statement is first being mailed to shareholders on or about November 10, 1997.

     The following entities owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of the Funds as of the record date:

Liquid Asset Fund                         Shares Owned


Ambac Financial Group, Inc.1
One State Street Plaza
New York, New York                         16.663%

Ambac Assurance Corporation
One State Street Plaza
New York, New York                         11.95%

Bridgeport, City of
45 Lyons Terrace
Bridgeport, Connecticut 06604              18.93%

New Britain, City of
7 West Main Street
New Britain, Connecticut 06051             16.12%

Quincy, City of
1305 Hancock Street
Quincy, MA  02169                           8.30%

1 Ownership percentage includes indirect beneficial ownership of the shares of the Liquid Asset Fund owned by subsidiaries of Ambac Financial Group, Inc., including Ambac Assurance Corporation.

Southbridge, Town of
41 Elm Street
Southbridge, MA 01550                       5.37%

Suffield, Town of - Treasurer's Office
83 Mountain Road
Suffield, Connecticut 06078                 5.78%

Waltham, City of
610 Main Street
Waltham, MA  02154                          6.24%


                 PROPOSAL 1:  TO ELECT FIVE TRUSTEES OF THE TRUST

     The Investment Company Act of 1940, as amended (the "1940 Act"), generally requires that a majority of the board of trustees of a registered investment company, such as the Trust, be comprised of individuals who are not "interested persons" (as defined by Section 2(a)(19) of the 1940 Act) of an investment company's distributor. As a consequence of the recent resignation of Eugene J. McDonald as a Trustee, only two of the four individuals now serving as Trustees of the Trust are not interested persons of CSI, the distributor of the Trust. The other two Trustees are interested persons of the Trust,s distributor because of their affiliations with the distributor, Cadre Securities, Inc. ("CSI"), and other affiliates of CSI, including Ambac Financial Group, Inc. ("Ambac Financial"), and because of their ownership of shares of Ambac Financial.

     Mr. William J. Reynolds has been nominated by the Trustees to fill the vacancy created by the resignation of Mr. McDonald. To comply with applicable requirements of the 1940 Act, the proposed new Trustee must be elected by shareholders of the Trust. The Board of Trustees has determined to have all of the present Trustees, as well as the nominee, stand for election at this time.

     The persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees listed below as Trustees of the Trust to serve until their successors are duly elected and qualified. The nominees have each consented to stand for election and to serve if elected. If any of the nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such other person or persons, if any, as shall be designated by the Board of Trustees. The Board of Trustees recommends that shareholders vote in favor of the election of the nominees listed below.

     The following table sets forth certain information concerning the five nominees as Trustees of the Trust. Messrs. Sullivan, Green, O'Neil and Galipo are currently Trustees of the Trust. William J. Reynolds is not currently a Trustee of the Trust. The "interested" Trustees are indicated by an asterisk (*). Unless otherwise noted, the nominees have engaged in the principal occupation or employment listed in the following table for more than five years, but not necessarily in the same capacity.

            Present Office with the Trust,
            if any; Principal Occupation
            or Employment; and Director   Year First  Shares           Percent
            and Trustee Positions in      Became a    Owned on         of
Name (Age)  Publicly Held Companies       Trustee     January 20, 1997 Fund

*William T. Sullivan, Jr. (52)

               Trustee, Chairman, President     1997          0          0
               and Chief Executive Officer
               of the Trust; Chief
               Executive Officer, Cadre
               Financial Services, Inc. and
               Cadre Securities, Inc.; Trustee of the
               Cadre Network Health Financial
               Services Trust; Trustee of the
               Investment Services for Education
               Associations Trust.

*C. Roderick O'Neil (66)

               Trustee of Trust; Chairman,      1995          0           0
               O'Neil Associates (investment
               and financial consulting firm);
               Director, Ambac Financial
               Group Inc., Ambac Assurance
               Corporation, Fort Dearborn
               Income Securities, Inc. and Beckman
               Instruments, Inc.; Trustee,
               Memorial Drive Trust (finance)

Russell E. Galipo (65)

               Trustee of the Trust;
               Formerly, Vice President and      1997          0          0
               Manager, Shawmut Bank
               CT., N.A., from 1973 to 1994

Donald W. Green (53)

               Trustee of Trust; Chief           1995          0          0
               Financial Officer, Managing
               Director and Director,
               PlanEcon, Inc. (economic
               consulting and publications);
               formerly, from 1988 to 1991,
               Executive Vice President and
               Director, The Mercator
               Corporation (financial
               advisory and merchant banking)

William J. Reynolds (74)

               Formerly, Senior Vice President
               of MBIA Corp.                                   0          0




* Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Sullivan and Mr. O'Neil are Trustees who are "interested persons" of the Trust by virtue of their positions with CFS, CSI or Ambac Financial and/or stock ownership in Ambac Financial.

	The following table sets forth certain information regarding the compensation received by the Trustees of the Trust for the fiscal year ended October 31, 1997.

                                    Compensation Table

Name of Person        Aggregate       Pension or          Total
                      Compensation    Retirement          Compensation
                      From Trust      Benefits Accrued    from Trust
                                      as Part of          Complex Paid to
                                      Fund Expenses       Trust

William T. Sullivan, Jr.       $0          $0                $0

Donald W. Green                $8750       $0                $8750

Eugene J. McDonald*            $6750       $0                $6750

C. Roderick O'Neil             $8750       $0                $8750

W. Dayle Nattress*             $0          $0                $0

Stephen A Attanasio*           $0          $0                $0

Russell E. Galipo`             $6250       $0                $6250

*Eugene McDonald resigned as a Trustee, effective September 18, 1997, W. Dayle Nattress resigned as a Trustee, effective February 26, 1997, and Stephen A. Attanasio resigned as a Trustee, effective May 27, 1997. Mr. Attanasio, who was appointed to replace Mr. Nattress as a Trustee, was replaced by William T. Sullivan, Jr., who was appointed on May 27, 1997 by the Board of Trustees to fill the vacancy created by Mr. Attanasio's resignation.

     Trustees who are not employees of the Investment Adviser, or its affiliated companies, are each paid an annual retainer of $5,000 and receive an attendance fee of $750 for each meeting of the Board of Trustees they attend. Members of the Audit Committee, of which each of the Independent Trustees is a member, receive an attendance fee of $750 for each Audit Committee meeting they attend. The Chairman of the Audit Committee receives an additional $1,000 annual fee. Trustees are also entitled to be reimbursed for out-of-pocket expenses incurred as a Trustee. Officers of the Trust receive no compensation from the Trust. As of the date of this Proxy Statement, the Trustees and officers of the Trust, as a group, did not own any of the outstanding shares of the Trust.

     Six meetings of the Board of Trustees and two meetings of the Audit Committee were held during the fiscal year ended October 31, 1997. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member. The Audit Committee is responsible for recommending the selection of the Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Trust.

Required Vote

     Election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. The Trustees recommend that shareholders vote in favor of the nominees.

                                ADDITIONAL INFORMATION



The Investment Adviser, Administrator and Distributor

     Cadre Financial Services, Inc., 905 Marconi Avenue, Ronkonkoma, NY 11779, serves as the Trust's investment adviser and administrator of the Trust. Its affiliate, Cadre Securities, Inc., serves as the distributor of the Trust's shares. These Companies are indirect, wholly owned subsidiaries of Ambac Financial Group, Inc.

Interest of Trustee in Certain Transactions

     On December 31, 1996, the investment adviser of the Trust acquired certain of the assets of an investment adviser controlled by relatives of William T. Sullivan, Jr., one of the nominees for election as a Trustee. In connection with the transaction, Mr. Sullivan entered into an employment agreement having a term of four years with, and became an officer and director of, the Trust's investment adviser. The Board of Trustees appointed Mr. Sullivan to serve as a Trustee and Chairman of the Trust on May 27, 1997. As part of the transaction noted above, the distributor of shares of the Trust, on June 19, 1997, acquired certain of the assets of a broker-dealer controlled by relatives of Mr. Sullivan. No consideration was paid to Mr. Sullivan by the Trust's investment adviser or its affiliates in connection with these acquisition transactions; however, consideration was paid to his relatives. Mr. Sullivan may possibly be deemed to have had a material interest in the transactions by virtue of his employment agreement. The Trust was not a party to these transactions and is not a party to the employment agreement.

Abstentions

     If a proxy which is properly executed and returned is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. The election of Trustees (Proposal 1) requires the affirmative vote of a plurality of the votes cast at the Meeting or by proxy; therefore, abstentions will not affect the outcome of the vote on Proposal 1.

     Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Semi-Annual Report dated April 30, 1998.

Other Matters To Come Before The Meeting

     The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Deadline For Shareholder Proposals

     The Trust does not hold regularly scheduled annual meetings of shareholders. Any shareholder desiring to present a proposal for inclusion at the next meeting of shareholders should submit such proposal to the Trust.